UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2018

The Parking REIT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-205893	47-3945882
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2965 S. Jones Blvd. # C1-100 Las Vegas, Nevada		89146
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 534-5577

N/A
(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 8.01.  Other Events.

As previously disclosed in the Notification of Filing on Form 12b-25 filed by The Parking REIT, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") on April 3, 2018, in February 2018, the Audit Committee (the "Audit Committee") of the Company's Board of Director (the "Board") engaged independent legal counsel to conduct an internal investigation arising from the Audit Committee's receipt of allegations from an employee of MVP Realty Advisors, LLC, the Company's external advisor (the "Advisor"), regarding possible wrongdoing by the Company's Chairman and Chief Executive Officer, Michael V. Shustek, relating to: (i) potentially inaccurate disclosures by MVP American Securities, the broker-dealer affiliated with the Advisor, to the Financial Industry Regulatory Authority, Inc. ("FINRA") relating to total underwriting compensation paid by the Advisor and its affiliates (other than the Company)  in connection with the initial public offerings of MVP REIT, Inc. and the Company and (ii) potential inaccuracies in personal financial statements of Mr. Shustek that were provided to one or more of the Company's lenders in connection with mortgage loans or guarantees where Mr. Shustek is a personal non-recourse carve-out guarantor.  The allegations of possible wrongdoing did not involve the Company's financial statements or accounting procedures.  The Audit Committee commenced the internal investigation and engaged independent legal counsel promptly upon becoming aware of the allegations.

 On April 27, 2018, the Audit Committee concluded its internal investigation and reported to the Board on the matters raised by the Advisor's employee as well as certain recommendations made by the Audit Committee.  Based upon the information made available to it, the Audit Committee determined that Mr. Shustek did not exercise proper judgment and appropriate oversight in connection with the initial submission of underwriting compensation information to FINRA and personal financial statements to the Company's lenders, which resulted in the submission of inaccurate information to FINRA and the Company's lenders.  As part of its analysis, the Audit Committee also took into consideration the fact that (i) MVP American Securities had corrected the information provided to FINRA regarding underwriting compensation before the Advisor's employee made the report to the Audit Committee and (ii) Mr. Shustek provided corrected updated personal financial statements to the Company's lenders upon being made aware of the inaccuracies in the previously submitted personal financial statements.
Based upon the recommendations of the Audit Committee, the Board adopted the following actions to address the matters raised in the Audit Committee investigation:
•
The Company will retain an additional third party consultant to further assess the Company's document and internal control environments, and to supplement the work being done by another independent consultant already engaged by the Company to improve the Company's policies and procedures for compliance with its legal and regulatory obligations.

•
The Company will supplement and enhance training on compliance with the Company's legal and regulatory obligations and its code of conduct for individuals, including those affiliated with the Advisor, whose work impacts the Company's operations and business.

•	The Company will adopt and implement policies to segregate and clarify ownership of all documents relating to its business, including documents maintained by the Advisor.
•	The Board also adopted other recommendations, based on the Audit Committee's findings, to improve the Company's corporate governance, including:
o	Regularly evaluating the Board's composition for, among other things, independence;
o	Requiring the CFO to also report directly to the Board and to meet independently with the Board at regularly scheduled meeting and on at least a quarterly basis; and
o	Assess and evaluate, at least on an annual basis, potential additional corporate governance enhancements with the advice of outside legal counsel.
o
The Board declined to implement the Audit Committee's recommendation to bifurcate the roles of Chairman and Chief Executive Officer, but agreed to further evaluate this proposal for possible implementation in the future.

In addition, the Advisor agreed to reduce its management fees to offset a portion of the expenses incurred by the Company to conduct the foregoing investigation.  The Advisor will bear all of the expenses it incurred in connection with such investigation.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 29, 2018, the Board received a letter from Allen Wolff pursuant to which he resigned as an independent director from the Board, effective immediately.  Prior to his resignation, Mr. Wolff was a member of the Audit Committee.
In his resignation letter, Mr. Wolff expressed concern that his philosophy and vision for the Company are not in line with the thinking of a majority of the Board.  A copy of Mr. Wolff's correspondence is attached as Exhibit 17.1 to this current report on Form 8-K and the description of the correspondence contained herein is qualified by the full text of the correspondence.
Although Mr. Wolff's resignation letter did not otherwise specify the reasons for his resignation, the Company believes that Mr. Wolff's resignation primarily resulted from Mr. Wolff's disagreement with the Board's decision, upon the conclusion of the Audit Committee's investigation described in Item 8.01 of this Form 8-K, to delay assessing the bifurcation of the chairman and chief executive officer roles – Mr. Wolff, instead, would have voted for the immediate bifurcation of these roles, and would have requested that Mr. Shustek step down as chief executive officer and remain as chairman of the Company.
The Board has appointed Nick Nielsen, an independent director of the Board, to fill the vacancy on the Audit Committee arising from Mr. Wolff's resignation.
The Company has provided Mr. Wolff with a copy of the disclosures in this Form 8-K and the opportunity to furnish the Company with a letter addressed to the Company stating whether he agrees with the statements made by the Company in response to this Item 5.02 and if not, stating the respects in which he does not agree. Upon the receipt of any such letter from Mr. Wolff, the Company will file any such letter as an exhibit to an amendment to this Form 8-K, no later than two (2) business days after it is received.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

Certain statements appearing in this Form 8-K constitute "forward-looking statements." Forward-looking statements include statements of plans and objectives for future operations, statements regarding the Company's beliefs regarding the reasons for Mr. Wolff's resignation, statements regarding the outcome and findings of the Audit Committee's investigation, the Board's recommendations and the effectiveness of such recommendations on addressing matters raised in the Audit Committee's investigation, statements regarding the Company's ability to file its annual report on Form 10-K on a timely basis, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as "may," "expects," "plans," "anticipates," "estimates," "believes," "potential," "projects," "forecasts," "intends," or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this report. Such risks or uncertainties may give rise to future claims and increase exposure to contingent liabilities. The forward-looking statements in this report are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are outside of our control, and could cause results to materially differ from expectations. Other key risks are described in the Company's reports filed with the SEC. The Company undertakes no commitment to update or revise forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits	Description
17.1	Director resignation letter, dated April 29, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  May 3, 2018

THE PARKING REIT, INC.

/s/ Ed Bentzen
By:  Ed Bentzen
 Title: Chief Financial Officer